UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2026

Central Index Key Number of the issuing entity: 0001612126

COMM 2014-UBS4 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541886

UBS Real Estate Securities Inc.

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001558761

Cantor Commercial Real Estate Lending, L.P.

Central Index Key Number of the sponsor: 0001505494

The Bancorp Bank, National Association

Central Index Key Number of the sponsor: 0001089877

KeyBank National Association

Central Index Key Number of the sponsor: 0001625508

Pillar Funding LLC

(Exact Names of the Sponsors as Specified in their Charters)

New York	333-193376-08	47-1478558 47-1559281 47-6424351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Deutsche Bank Trust Company Americas, as Certificate Administrator 1761 East St. Andrew Place Santa Ana, California		92705
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

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Section 6 – Asset-Backed Securities

Item 6.04 – Failure to Make a Required Distribution

The Certificate Administrator made distributions to the Certificateholders on the July 10, 2026 Distribution Date. On July 29, 2026, the Depositor received notice from the Certificate Administrator of a payment revision to the Class B Certificateholders relating to the July 10, 2026 distribution, resulting in an additional principal payment to the Class B Certificateholders in an amount equal to $912,584.60. The additional principal payment to the Class B Certificateholders was made on July 29, 2026 and resulted from curtailment payments in the aggregate amount of $912,584.60 on the State Farm Portfolio Mortgage Loan and The Showcase at Indio Mortgage Loan (Loans Nos. 1 and 19, respectively, on Annex A-1 of the prospectus supplement of the registrant relating to the issuing entity filed on July 31, 2014 pursuant to Rule 424(b)(5)) received by the Certificate Administrator from the Master Servicer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By: /s/ Robert-Christopher Jones
Name: Robert-Christopher Jones
Title: Managing Director

By: /s/ Matt Smith
Name: Matt Smith
Title: Director

Dated: August 4, 2026

COMM 2014-UBS4 – 8-K (Failure to Make a Required Distribution)

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